MUNDER BALANCED FUND

Class A, B, C, R, K & Y Shares

Supplement Dated May 18, 2006

to Prospectus Dated October 31, 2005

Name Change

Investors are advised that, effective immediately, the Fund’s name is changed to the Munder Asset Allocation Fund—Balanced. All references in the Prospectus to the name “Munder Balanced Fund” are replaced with “Munder Asset Allocation Fund—Balanced.” This change is not intended to reflect a change in the way in which the Fund is being managed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LIQUIDITY MONEY MARKET FUND

Supplement Dated May 18, 2006

to Prospectus Dated April 30, 2006

Reduction in Management Fees & Waiver of Distribution and Service (12b-1) Fees

Investors are advised that the following changes in fees became effective as of May 17, 2006:

1.	The advisor reduced the management fee charged to the Fund from 0.35% to 0.20%.

2.	The distributor eliminated a portion of its voluntary waiver of distribution and service (12b-1) fees charged to the Fund, so that the Fund will now be charged 0.25%.

Accordingly, the Annual Fund Operating Expenses table under the heading of “Fees & Expenses,” which appears on page 5 of the Prospectus, is revised and restated in its entirety to read as follows:

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)
Management Fees (1)	0.20%
Distribution and/or Service (12b-1) Fees (1)	0.35%
Other Expenses (1)	0.31%

Total Annual Fund Operating Expenses (1)	0.86%

(1)	The advisor and/or the distributor may voluntarily waive or reduce management fees, distribution and/or service fees and/or reimburse or absorb other expenses in order to support yields. The distributor has voluntarily agreed to waive a portion of the distribution and/or service (12b-1) fees. As a result of this voluntary waiver, distribution and/or service (12b-1) fees are 0.25% and total annual fund operating expenses based on the prior fiscal year are 0.76%.

The Fund has entered into a reimbursement agreement with the advisor and distributor (“Reimbursement Agreement”) that is in effect through February 10, 2007 and may continue thereafter from year to year, subject to Board approval. As described under the heading of “Management of the Fund—Reimbursement Agreement,” the Fund may at a later date reimburse the advisor and/or the distributor for amounts waived, reduced or remitted provided that certain conditions are met. Nothing in the Reimbursement Agreement obligates the advisor or the distributor to waive or reduce any fees or to absorb any other expenses of the Fund. The advisor and distributor may discontinue any of their voluntary waivers or reductions of fees or absorption of expenses of the Fund at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Liquidity Money Market Fund

Supplement Dated May 18, 2006

To Statement of Additional Information (“SAI”)

Dated April 30, 2006

Under the heading “INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS – Investment Advisor”, which begins on page 29 of the SAI, the second-to-last paragraph is hereby replaced in its entirety with the following:

Under the Advisory Agreement, effective May 17, 2006, the Fund has agreed to pay the Advisor for the advisory services provided and expenses assumed by the Advisor an annual fee computed daily and payable daily at a rate of 0.20% of the Fund’s average daily net assets. Prior to May 17, 2006, the Fund paid the Advisor at a rate of 0.35% of the Fund’s average daily net assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

The Munder Funds

Supplement Dated May 18, 2006, to the

Statement of Additional Information (“SAI”) dated October 31, 2005

Investors are advised that, effective immediately, the name of the Munder Balanced Fund has been changed to the Munder Asset Allocation Fund – Balanced. All references to the old name are deleted and replaced with the new name.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.